UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report(Date of earliest event reported): December 17, 1999




                              U.S. Microbics, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Colorado                      0-14213                     84-0990371
       --------                      -------                     ----------
(State or other juris-       (Commission File Number)           (IRS Employer
diction of incorporation)                                    Identification No.)



                             5922-B Farnsworth Court
                               Carlsbad, CA 92008
               ---------------------------------------------------
              (address of principal executive offices and zip code)



        Registrant's telephone number, including area code:(760)918-1860

        Former name or former address, if changed since last report: N/A

Item 4. Changes in Registrant's Certifying Accountant

Registrant has re-engaged Bradshaw Smith & Co. LLP as its independent certifying accountant effective December 6th, 1999 dismissing Arthur Andersen LLP its prior independent certifying accountant, as of the same date. The change in independent certifying accountant was approved by the Board of Directors of the Registrant on November 22nd, 1999.

     Arthur Andersen LLP was engaged as the Company's auditors on March 12th, 1999. Arthur Andersen LLP has performed tax services for the Registrant during the interim period of time. There were no disagreements between Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have precluded them from performing an audit of Registrant. The Registrant's dismissal of Arthur Andersen LLP was part of the Registrant's cost reduction program.

(a)   Exhibit 16.1

     Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated December 17, 1999.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     U.S. Microbics, Inc.

Date: December 17, 1999              By:  /s/ Robert C. Brehm
                                          --------------------------------------
                                          Robert C. Brehm, President and Chief
                                          Executive Officer


                                     By:  /s/ Conrad Nagel
                                          --------------------------------------
                                          Conrad Nagel, Chief Financial Officer